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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 12, 2002

                              CONVERGYS CORPORATION

             (Exact name of registrant as specified in its charter)





            Ohio                          1-4379                 31-1598292
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

            201 East Fourth Street

            Cincinnati, Ohio                                        45202
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (513) 723-7000










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Form 8-K                                                   Convergys Corporation

Item 7.    Exhibits.

      (a)      Exhibits:

               99.1 Certification of Periodic Financial Report By Chief Executive Officer Pursuant to Section 906 of Sarbanes-Oxley Act of 2002.

               99.2 Certification of Periodic Financial Report By Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.   Regulation FD Disclosure.

     On November 11, 2002 James F. Orr, President and Chief Executive Officer of Convergys Corporation, and Steven G. Rolls, Chief Financial Officer of Convergys Corporation, each signed the Certification of Periodic Financial Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Convergys Corporation Form 10-Q for the quarterly period ended September 30, 2002. The Certifications were submitted to the Securities and Exchange Commission on November 12, 2002. A copy of each of these Certifications is attached as Exhibits 99.1 and 99.2 hereto.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CONVERGYS CORPORATION

                           By:      /s/ William H. Hawkins II
                                ---------------------------------------
                                    William H. Hawkins II
                                    General Counsel and Secretary



Date: November 11, 2002

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Form 8-K                                                   Convergys Corporation

                                  Exhibit Index

Exhibit Nos.        Description

99.1 Certification of Periodic Financial Report By Chief Executive Officer Pursuant to Section 906 of Sarbanes-Oxley Act of 2002.

99.2 Certification of Periodic Financial Report By Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.